Exhibit 99.1

FOR IMMEDIATE RELEASE
Lam Research Corporation Contacts:
Tina Correia, Investor Relations, phone: 510-572-1615, e-mail: investor.relations@lamresearch.com
Lam Research Corporation Reports Financial Results for the Quarter Ended June 30, 2019
FREMONT, Calif., July 31, 2019 - Lam Research Corporation (the “Company,” “Lam,” “Lam Research”) today announced financial results for the quarter ended June 30, 2019 (the “June 2019 quarter”).
Highlights for the June 2019 quarter were as follows:

•	Revenue of $2.36 billion.

•	U.S. GAAP gross margin of 45.8%, U.S. GAAP operating income as a percentage of revenue of 26.1%, and U.S. GAAP diluted EPS of $3.51.

•	Non-GAAP gross margin of 45.9%, non-GAAP operating income as a percentage of revenue of 26.9%, and non-GAAP diluted EPS of $3.62.
Key Financial Data for the Quarters Ended
June 30, 2019 and March 31, 2019
(in thousands, except per-share data, percentages, and basis points)

U.S. GAAP
	June 2019	March 2019	Change Q/Q
Revenue	$2,361,147	$2,439,048	-3%
Gross margin as percentage of revenue	45.8%	44.0%	+ 180 bps
Operating income as percentage of revenue	26.1%	23.2%	+ 290 bps
Diluted EPS	$3.51	$3.47	+1%

Non-GAAP
	June 2019	March 2019	Change Q/Q
Revenue	$2,361,147	$2,439,048	-3%
Gross margin as percentage of revenue	45.9%	45.1%	+ 80 bps
Operating income as percentage of revenue	26.9%	25.1%	+ 180 bps
Diluted EPS	$3.62	$3.70	-2%
U.S. GAAP Financial Results
For the June 2019 quarter, revenue was $2,361 million, gross margin was $1,081 million, or 45.8% of revenue, operating expenses were $464 million, operating income was 26.1% of revenue, and net income was $542 million, or $3.51 per diluted share on a U.S. GAAP basis. This compares to revenue of $2,439 million, gross margin of $1,074 million, or 44.0% of revenue, operating expenses of $509 million, operating income of 23.2% of revenue, and net income of $547 million, or $3.47 per diluted share, for the quarter ended March 31, 2019 (the “March 2019 quarter”). The June 2019 quarter includes 13 weeks; the March 2019 quarter includes 14 weeks.
Non-GAAP Financial Results
For the June 2019 quarter, non-GAAP gross margin was $1,085 million or 45.9% of revenue, non-GAAP operating expenses were $450 million, non-GAAP operating income was 26.9% of revenue, and non-GAAP net income was $559 million, or $3.62 per diluted share. This compares to non-GAAP gross margin of $1,100 million or 45.1% of revenue, non-GAAP operating expenses of $488 million, non-GAAP operating income of 25.1% of revenue, and non-GAAP net income of $584 million, or $3.70 per diluted share for the March 2019 quarter.

“Lam’s June quarter results reflect our strong track record of execution,” said Timothy Archer, Lam Research’s President and Chief Executive Officer. “We are making solid progress on our innovation roadmap, and with multiple technology inflections ahead of us, Lam is in an excellent position to win.”

Balance Sheet and Cash Flow Results
Cash and cash equivalents, short-term investments, and restricted cash and investments balances decreased to $5.7 billion at the end of the June 2019 quarter compared to $6.4 billion at the end of the March 2019 quarter. This decrease was primarily the result of $1.1 billion of share repurchases, including net share settlement on employee stock-based compensation, combined with $300 million of debt reductions and $165 million of dividends paid to shareholders, partially offset by $880 million of cash generated in operating activities.

Deferred revenue at the end of the June 2019 quarter increased to $449 million as compared to $441 million at the end of the March 2019 quarter. Deferred profit at the end of the June 2019 quarter increased slightly to $381 million as compared to $378 million at the end of the March 2019 quarter. Lam’s deferred revenue balance does not include shipments to customers in Japan, to whom title does not transfer until customer acceptance. Shipments to customers in Japan are classified as inventory at cost until the time of acceptance. The estimated future revenue from shipments to customers in Japan was approximately $78 million as of June 30, 2019 and $80 million as of March 31, 2019.
Geographic Distribution
The geographic distribution of revenue during the June 2019 quarter is shown in the following table:

Region	Revenue
China	33%
Korea	25%
Taiwan	14%
United States	11%
Japan	9%
Southeast Asia	5%
Europe	3%
Outlook
For the September 2019 quarter, Lam is providing the following guidance:

	U.S. GAAP			Reconciling Items		Non-GAAP
Revenue	$2.15 Billion	+/-	$150 Million	—		$2.15 Billion	+/-	$150 Million
Gross margin as a percentage of revenue	44.9%	+/-	1%	$2	Million	45.0%	+/-	1%
Operating income as a percentage of revenue	23.8%	+/-	1%	$14	Million	24.5%	+/-	1%
Net income per diluted share	$2.91	+/-	$0.20	$13	Million	$3.00	+/-	$0.20
Diluted share count	150 Million			—		150 Million
The information provided above is only an estimate of what the Company believes is realizable as of the date of this release, and does not incorporate the potential impact of any business combinations, asset acquisitions, divestitures, restructuring, balance sheet valuation adjustments, financing arrangements, other investments, or other significant arrangements that may be completed after the date of this release. U.S. GAAP to non-GAAP reconciling items provided include only those items that are known and can be estimated as of the date of this release. Actual results will vary from this model and the variations may be material. Reconciling items included above are as follows:

•	Gross margin as a percentage of revenue - amortization related to intangible assets acquired through business combinations, $2 million.

•	Operating income as a percentage of revenue - amortization related to intangible assets acquired through business combinations, $14 million.

•
Earnings per share - amortization related to intangible assets acquired through business combinations, $14 million; amortization of note discounts, $1 million; and associated tax benefit for non-GAAP items $(2) million; totaling $13 million.

Use of Non-GAAP Financial Results
In addition to U.S. GAAP results, this press release also contains non-GAAP financial results. The Company’s non-GAAP results for both the June 2019 and March 2019 quarters exclude amortization related to intangible assets acquired through business combinations, restructuring charges, amortization of note discounts, income tax benefit of non-GAAP items, and income tax benefit on the conclusion of tax matters related to a prior business combination. Additionally, the June 2019 quarter non-GAAP results exclude income tax impacts associated with U.S. tax reform.
Management uses non-GAAP gross margin, operating expense, operating income, operating income as a percentage of revenue, net income, and net income per diluted share to evaluate the Company’s operating and financial results. The Company believes the presentation of non-GAAP results is useful to investors for analyzing business trends and comparing performance to prior periods, along with enhancing investors’ ability to view the Company’s results from management’s perspective. Tables presenting reconciliations of non-GAAP results to U.S. GAAP results are included at the end of this press release and on the Company’s website at http://investor.lamresearch.com.
Caution Regarding Forward-Looking Statements
Statements made in this press release that are not of historical fact are forward-looking statements and are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, but are not limited to: our focus on customer needs; our investments to extend differentiation in our products and services; the estimated future revenue from shipments to customers in Japan; the timing and amount of revenue and profit earned from any booked deferred revenue and profit; market trends and semiconductor demand; technology inflections; our technology leadership; our installed base growth; our positioning as market conditions change; technology demand trends; the legal and business factors that may affect our future tax rate; our engineering capabilities; our commitment to customer success; our continued ability to achieve and accelerate innovation and enhance device performance; our positioning relative to future technology inflections and our probability of winning; and our guidance for revenue, gross margin (both as a dollar value and a percentage of revenue), operating income (both as a dollar value and a percentage of revenue), net income or earnings per diluted share, and diluted share count. Some factors that may affect these forward-looking statements include: business, political and/or regulatory conditions in the consumer electronics industry, the semiconductor industry and the overall economy may deteriorate or change; and the actions of our customers and competitors may be inconsistent with our expectations, as well as the other risks and uncertainties that are described in the documents filed or furnished by us with the Securities and Exchange Commission, including specifically the Risk Factors described in our annual report on Form 10-K for the fiscal year ended June 24, 2018 and our quarterly reports on Form 10-Q for the fiscal quarters ended September 23, 2018, December 23, 2018 and March 31, 2019. These uncertainties and changes could materially affect the forward-looking statements and cause actual results to vary from expectations in a material way. The Company undertakes no obligation to update the information or statements made in this release.
About Lam Research
Lam Research Corporation. is a global supplier of innovative wafer fabrication equipment and services to the semiconductor industry. As a trusted, collaborative partner to the world’s leading semiconductor companies, we combine superior systems engineering capability, technology leadership, and unwavering commitment to customer success to accelerate innovation through enhanced device performance. Lam Research (Nasdaq: LRCX) is a FORTUNE 500® company headquartered in Fremont, Calif., with operations around the globe. Learn more at www.lamresearch.com. (LRCX-F)
Consolidated Financial Tables Follow.
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LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data and percentages)

	Three Months Ended			Twelve Months Ended
	June 30, 2019	March 31, 2019	June 24, 2018	June 30, 2019	June 24, 2018
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(1)
Revenue	$2,361,147	$2,439,048	$3,125,928	$9,653,559	$11,076,998
Cost of goods sold	1,280,256	1,364,711	1,646,520	5,295,100	5,911,966
Gross margin	1,080,891	1,074,337	1,479,408	4,358,459	5,165,032
Gross margin as a percent of revenue	45.8%	44.0%	47.3%	45.1%	46.6%
Research and development	295,578	318,514	327,713	1,191,320	1,189,514
Selling, general and administrative	168,228	190,306	196,500	702,407	762,219
Total operating expenses	463,806	508,820	524,213	1,893,727	1,951,733
Operating income	617,085	565,517	955,195	2,464,732	3,213,299
Operating income as a percent of revenue	26.1%	23.2%	30.6%	25.5%	29.0%
Other (expense) income, net	(7,667)	20,532	2,954	(18,161)	(61,510)
Income before income taxes	609,418	586,049	958,149	2,446,571	3,151,789
Income tax (expense) benefit	(67,593)	(38,659)	62,997	(255,141)	(771,108)
Net income	$541,825	$547,390	$1,021,146	$2,191,430	$2,380,681
Net income per share:
Basic	$3.66	$3.62	$6.35	$14.37	$14.73
Diluted	$3.51	$3.47	$5.82	$13.70	$13.17
Number of shares used in per share calculations:
Basic	148,131	151,201	160,916	152,478	161,643
Diluted	154,474	157,849	175,432	159,915	180,782
Cash dividend declared per common share	$1.10	$1.10	$1.10	$4.40	$2.55
(1) Derived from audited financial statements.

LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	June 30, 2019	March 31, 2019	June 24, 2018
	(unaudited)	(unaudited)	(1)
ASSETS
Cash and cash equivalents	$3,658,219	$4,931,611	$4,512,257
Investments	1,772,984	1,209,315	437,338
Accounts receivable, net	1,455,522	1,522,273	2,176,936
Inventories	1,540,140	1,622,242	1,876,162
Other current assets	133,544	156,800	147,218
Total current assets	8,560,409	9,442,241	9,149,911
Property and equipment, net	1,059,077	1,040,329	902,547
Restricted cash and investments	255,177	255,774	256,301
Goodwill and intangible assets	1,701,547	1,707,930	1,802,740
Other assets	425,123	448,988	367,979
Total assets	$12,001,333	$12,895,262	$12,479,478
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current portion of convertible debt and capital leases	$667,131	$964,107	$610,030
Other current liabilities	1,704,519	1,841,521	2,540,278
Total current liabilities	2,371,650	2,805,628	3,150,308
Long-term debt and capital leases	3,822,768	3,801,514	1,806,562
Income taxes payable	892,790	863,155	851,936
Other long-term liabilities	190,821	83,986	90,629
Total liabilities	7,278,029	7,554,283	5,899,435
Temporary equity, convertible notes	49,439	49,783	78,192
Stockholders’ equity (2)	4,673,865	5,291,196	6,501,851
Total liabilities and stockholders’ equity	$12,001,333	$12,895,262	$12,479,478
(1) Derived from audited financial statements.
(2) Common shares issued and outstanding were 144,433 as of June 30, 2019, 149,886 as of March 31, 2019 and 156,892 as of June 24, 2018.

LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended			Twelve Months Ended
	June 30, 2019	March 31, 2019	June 24, 2018	June 30, 2019	June 24, 2018
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(1)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$541,825	$547,390	$1,021,146	$2,191,430	$2,380,681
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	65,408	82,274	85,119	309,281	326,395
Deferred income taxes	70,125	(12,401)	212,260	(4,980)	3,046
Equity-based compensation expense	44,845	53,240	47,214	187,234	172,216
Impairment of investment	—	—	—	—	42,456
Amortization of note discounts and issuance costs	2,206	2,861	959	7,343	14,428
Other, net	(5,173)	(1,494)	10,391	(5,819)	33,718
Changes in operating assets and liabilities	161,251	260,951	(658,731)	491,524	(317,193)
Net cash provided by operating activities	880,487	932,821	718,358	3,176,013	2,655,747
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures and intangible assets	(65,948)	(75,522)	(79,655)	(303,491)	(273,469)
Business acquisitions, net of cash acquired	—	—	—	—	(115,697)
Net (purchase) sale of available-for-sale securities	(555,468)	(931,380)	1,341,475	(1,326,208)	3,152,886
Other, net	(2,067)	(1,269)	(826)	(7,355)	(15,184)
Net cash (used for) provided by investing activities	(623,483)	(1,008,171)	1,260,994	(1,637,054)	2,748,536
CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on long-term debt and capital lease obligations and payments for debt issuance costs	(1,157)	(30,225)	(178,279)	(117,653)	(755,694)
Proceeds from issuance of long-term debt, net of issuance costs	—	2,476,720	—	2,476,720	—
Net (repayment) proceeds from commercial paper	(300,000)	297,850	(638,367)	(361,754)	359,604
Proceeds from borrowings on revolving credit facility	—	—	—	—	750,000
Repayments of borrowings on revolving credit facility	—	—	—	—	(750,000)
Treasury stock purchases	(1,108,560)	(934,637)	(1,306,309)	(3,780,611)	(2,653,249)
Dividends paid	(164,874)	(171,196)	(82,005)	(678,348)	(307,609)
Re-issuance of treasury stock related to employee stock purchase plan	45,041	—	41,567	77,961	75,624
Proceeds from issuance of common stock	1,694	5,010	2,626	6,813	9,258
Other, net	—	—	(2)	(13,208)	9
Net cash (used for) provided by financing activities	(1,527,856)	1,643,522	(2,160,769)	(2,390,080)	(3,272,057)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(3,137)	4,128	(5,607)	(4,041)	2,593
Net (decrease) increase in cash, cash equivalents, and restricted cash	(1,273,989)	1,572,300	(187,024)	(855,162)	2,134,819
Cash, cash equivalents, and restricted cash at beginning of period	5,187,385	3,615,085	4,955,582	4,768,558	2,633,739
Cash, cash equivalents, and restricted cash at end of period	$3,913,396	$5,187,385	$4,768,558	$3,913,396	$4,768,558
(1) Derived from audited financial statements.

Non-GAAP Financial Summary
(in thousands, except percentages and per share data)
(unaudited)

	Three Months Ended
	June 30, 2019	March 31, 2019
Revenue	$2,361,147	$2,439,048
Gross margin	$1,084,881	$1,099,550
Gross margin as percentage of revenue	45.9%	45.1%
Operating expenses	$450,161	$488,389
Operating income	$634,720	$611,161
Operating income as a percentage of revenue	26.9%	25.1%
Net income	$558,832	$584,350
Net income per diluted share	$3.62	$3.70
Shares used in per share calculation - diluted	154,474	157,849
Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	June 30, 2019	March 31, 2019
U.S. GAAP net income	$541,825	$547,390
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations - cost of goods sold	3,389	22,342
Restructuring charges - cost of goods sold	601	2,871
Restructuring charges - research and development	206	4,698
Amortization related to intangible assets acquired through certain business combinations -selling, general and administrative	12,357	12,446
Restructuring charges - selling, general and administrative	1,082	3,287
Amortization of note discounts - other expense, net	1,195	956
Net income tax benefit on non-GAAP items	(3,104)	(6,718)
Income tax benefit on conclusion of certain tax matters	(172)	(2,922)
Income tax expense associated with U.S. tax reform	1,453	—
Non-GAAP net income	$558,832	$584,350
Non-GAAP net income per diluted share	$3.62	$3.70
U.S. GAAP net income per diluted share	$3.51	$3.47
U.S. GAAP number of shares used for per diluted share calculation	154,474	157,849

Reconciliation of U.S. GAAP Gross Margin, Operating Expenses and Operating Income to Non-GAAP Gross Margin, Operating Expenses and Operating Income
(in thousands, except percentages)
(unaudited)

	Three Months Ended
	June 30, 2019	March 31, 2019
U.S. GAAP gross margin	$1,080,891	$1,074,337
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	3,389	22,342
Restructuring charges	601	2,871
Non-GAAP gross margin	$1,084,881	$1,099,550
U.S. GAAP gross margin as a percentage of revenue	45.8%	44.0%
Non-GAAP gross margin as a percentage of revenue	45.9%	45.1%
U.S. GAAP operating expenses	$463,806	$508,820
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	(12,357)	(12,446)
Restructuring charges	(1,288)	(7,985)
Non-GAAP operating expenses	$450,161	$488,389
U.S. GAAP operating income	$617,085	$565,517
Non-GAAP operating income	$634,720	$611,161
U.S. GAAP operating income as percent of revenue	26.1%	23.2%
Non-GAAP operating income as a percent of revenue	26.9%	25.1%